UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2024

COSMOS HEALTH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Agiou Georgiou, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Agreement

On December 31, 2024 (“Effective Date”), Cosmos Health Inc. (“the Company”) and DocPharma Single SA. (Greece) a related party (hereinafter “Licensor”), entered into a Patent and Technology License Agreement whereby Licensor granted the Company a royalty-bearing, exclusive worldwide license to actively commercialize at least one of two patents for treatment of cancer through research and preclinical and clinical trials (including CDA, clinical studies Phase I, II, III) for the life of the patents or 20 years, whichever is longer.  Patent #1 was filed in 2016 and Patent #2 was filed in 2017.  The Company was granted the right to sublicense.  The Company has an optional buy-out right for the total amount of EUR 7,500,000, constituting EUR 4,000,000 for Patent 1 and EUR 3,500,000 for Patent 2 exercisable throughout the term subject to 60 day notice and a 60 day close.  The Company will pay Licensor a running royalty consisting of:  an initial payment of $500,000 to be paid by year end of 2024; for the five year term of 2025 to 2030, a fixed amount of EUR 350,000 per annum (the “Start-Up Term”); and after the Start-Up Term, one and a half percent (1,5%) of annual Net Sales for Licensed Products covered by an issued patent.  All payments during the Start-Up Term are payable annually within 30 days of year end, and thereafter within 30 days of finalization of financial statements.  Any time after the 5th year of the Effective Date. The Company has the right to terminate for convenience subject to 30 day notice.  Licensor may terminate for breach or default by the Company if not cured within 60 days or upon the Company’s bankruptcy, insolvency or receivership.  The Agreement is governed by New York law and is subject to New York courts.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Patent and Technology License Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: January 22, 2025	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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